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
                                   EXHIBIT 1.1 - REGISTRANT'S CORPORATE STRUCTURE CHART
                                   ----------------------------------------------------

                                            INTERNATIONAL URANIUM CORPORATION
                                                         (CANADA)
                                                            *
                                                            *
                                                            *
                                                            *
                      * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
                      *                                     *                                   *
                      *                                     *                                   *
                    100%                                    *                                  100%
            INTERNATIONAL URANIUM                           *                          INTERNATIONAL URANIUM
            (ALBERTA) CORPORATION                           *                             (BERMUDA I) LTD
                   CANADA)                                  *                                (BERMUDA)
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                                                            *                                    *
                      * * * * * * * * * * * * * * * * * * * *                                    *
                      *                                                                        100%
                      *                                                            INTERNATIONAL URANIUM COMPANY
                      *                                                                  (MONGOLIA), LTD.
                    100%                                                                     (BERMUDA)
        INTERNATIONAL URANIUM HOLDINGS                                                           *
         CORPORATION (DELAWARE, USA)                                                             *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          *
                      *                                                                          70%
                      *                                                                     GURVAN SAIHAN
                       * * * * * * * * *  * * * * * * * * * *                             JOINT VENTURE CORP.
                                                            *                                 (MONGOLIA)
                                                            *
                                                            *
                                                            *
                                                            *
         * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * * *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
         *                              *                   *                *                           *
        100%                           100%                 *               100%                        100%
   INTERNATIONAL                    IUC WHITE               *          IUC EXPLORATION                IUC RENO
   URANIUM (USA)                     MESA LLC               *         LLC (COLORADO, USA)             CREEK LLC
    CORPORATION                   (COLORADO, USA)           *                                       (COLORADO, USA)
   (DELAWARE, USA)                                          *
                                                            *
                                                            *
           * * * * * * * * * * * * * * * * * * * * * * * * * * ** * * * * * * * * * * * * * * * * * *
           *                               *                            *                           *
           *                               *                            *                           *
           *                               *                            *                           *
          100%                            100%                         100%                        100%
     IUC SUNDAY MINE                  IUC COLORADO                  IUC ARIZONA               IUC PROPERTIES
    LLC (COLORADO, USA)               PLATEAU LLC                    STRIP LLC              LLC (COLORADO, USA)
                                     (COLORADO, USA)              (COLORADO, USA)
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